UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 29, 2022

Fidus Investment Corporation

(Exact name of registrant as specified in its charter)

Maryland	814-00861	27-5017321
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1603 Orrington Avenue, Suite 1005, Evanston, Illinois	60201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 847-859-3940

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FDUS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 29, 2022, the board of directors (the “Board”) of Fidus Investment Corp. (the “Company”) appointed Kelly McNamara Corley as a Class I director of the Company for a term expiring at the Company’s 2024 annual meeting of the stockholders, effective July 1, 2022. The Board determined that Ms. Corley is not an “interested person” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Company. In addition, the Board added Ms. Corley to the Audit & Compensation Committee and the Nominating and Corporate Governance Committee. There are no arrangements or understandings between Ms. Corley and any other persons pursuant to which she was selected as a director, nor is there any family relationship between Ms. Corley and any of the Company’s directors or executive officers. In addition, Ms. Corley is not a party to any current or proposed transaction between the Company and Ms. Corley or her immediate family members that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. Corley currently serves as Principal and Co-Founder of The Red Bee Group LLC, a women owned consulting group providing diversity equity and inclusion advice, public company board governance and strategic leadership advice to executive officers and chief legal officers. Prior to co-founding The Red Bee Group, Ms. Corley was the Chief Legal Officer of Discover Financial Services for 19 years. Prior to that, she served in a variety of legal and regulatory roles at Morgan Stanley. Ms. Corley currently serves on the boards of Goldman Sachs Bank USA, Rush University Medical Center, and Squeeze LLC. Ms. Corley brings to the Board extensive board, legal and regulatory experience in the financial services industry.

In connection with Ms. Corley’s appointment to the Board, the Company and Ms. Corley will enter into an Indemnification Agreement, a form of which is incorporated by reference as an exhibit to the Company’s annual report on Form 10-K filed with the Securities and Exchange Commission on March 3, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2022	Fidus Investment Corporation

	By:	/s/ Shelby E. Sherard
Shelby E. Sherard
Chief Financial Officer and Secretary